UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 2004




                        Pioneer Natural Resources Company
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             (Exact name of Registrant as specified in its charter)



           Delaware                     1-13245               75-2702753
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(State or other jurisdiction          (Commission          (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                75039
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    (Address of principal executive offices)                  (Zip Code)


                                 (972) 444-9001
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               Registrant's telephone number, including area code



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                    Page

Item 5.   Other Events.........................................      3

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits........................................      3

Signature......................................................      4

Exhibit Index..................................................      5

                        PIONEER NATURAL RESOURCES COMPANY


Item 5.     Other Events

     On June 25, 2004, Pioneer Natural Resources Company issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that in connection with its previously announced offers to exchange any or all of three series of its outstanding senior notes for a new series of Senior Notes due 2016 and cash, it has increased the consideration offered to holders who validly tender their old notes, amended its consent solicitation for proposed amendments to certain of its supplemental indentures and amended certain other terms of the exchange offers.

Item 7.     Financial Statements and Exhibits

     (c)    Exhibits

            99.1   News Release dated June 25, 2004

                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PIONEER NATURAL RESOURCES COMPANY




Date:  June 25, 2004          By:     /s/ Richard P. Dealy
                                    -------------------------------------------
                                    Richard P. Dealy
                                    Vice President and Chief Accounting Officer

                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description

   99.1 (a)             News Release dated June 25, 2004


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(a) filed herewith